UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2026

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Blvd., Suite 300

The Woodlands, TX 77381

(Address, including zip code, of principal executive offices)

(800) 832-4242

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Underwriting Agreement

On May 28, 2026, Target Hospitality Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”) and Arrow Holdings S.à r.l. and MFA Global S.à r.l. (collectively, the “Selling Stockholders”), entities controlled by TDR Capital LLP, acting in its capacity as investment fund manager. Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell 7,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to the Underwriters in a registered public offering at a price of $17.00 per Share (the “Offering”). Additionally, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 1,050,000 shares of Common Stock. The Company will not receive any of the proceeds from the sale of the Common Stock in the Offering.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Shares offered and sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-230795), initially filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2019, as subsequently amended on May 1, 2019 and declared effective on May 16, 2019, and were offered pursuant to the prospectus supplement dated May 27, 2026, which was filed by the Company with the SEC pursuant to Rule 424(b)(7) under the Securities Act on May 27, 2026.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

On May 27, 2026, the Company issued a press release announcing the launch of the Offering, and on May 28, 2026, it issued a press release announcing the pricing of the Offering. Copies of these press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement dated May 28, 2026, by and among Target Hospitality Corp., Arrow Holdings, S.à r.l., MFA Global S.à r.l., Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc.

99.1	Press Release of Target Hospitality Corp., dated May 27, 2026.

99.2	Press Release of Target Hospitality Corp., dated May 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: May 28, 2026		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary